UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2018

INTELLINETICS, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-31671	87-0613716
(State or other jurisdiction	(Commission	(I.R.S Employer
of incorporation)	File Number)	Identification No.)

2190 Dividend Dr., Columbus, Ohio	43228
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (614) 388-8908

Intellinetics, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

On September 14, 2018, Intellinetics, Inc. (the “Company”) entered into an amendment (the “2016 Note Amendment”) to the 12% Subordinated Convertible Notes issued by the Company to certain accredited investors, dated December 30, 2016, January 6, 2017, and January 31, 2017 (the “2016 Notes”). The 2016 Note Amendment amended the 2016 Notes to 1) extend the maturity date of the notes from December 31, 2018 to December 31, 2020, 2) reduce the rate of interest on the notes from 12% to 10%, and 3) reduce the conversion price from $0.65 to $0.40. The 2016 Note Amendment was adopted by the Company and by the required number of holders, in accordance with the terms of the 2016 Notes. The 2016 Note Amendment is incorporated as Exhibit 10.1 to this Report, and the summary description of the terms of the 2016 Note Amendment contained herein is qualified in its entirety by reference to Exhibit 10.1.

On September 17, 2018, Intellinetics, Inc. (the “Company”) entered into an amendment (the “2017 Note Amendment”) to the 8% Secured Convertible Notes issued by the Company to certain accredited investors, dated November 17, 2017 and November 29, 2017 (the “2017 Notes”). The 2017 Note Amendment amended the 2017 Notes to extend the maturity date of the notes from November 30, 2019 to December 31, 2020. The 2017 Note Amendment was adopted by the Company and by the required number of holders, in accordance with the terms of the 2017 Notes. The 2017 Note Amendment is incorporated as Exhibit 10.2 to this Report, and the summary description of the terms of the 2017 Note Amendment contained herein is qualified in its entirety by reference to Exhibit 10.2.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Name of Exhibit

10.1	Amendment to 12% Subordinated Convertible Note Due December 31, 2018, dated September 14, 2018

10.2	Amendment to 8% Secured Convertible Note Due November 30, 2019, dated September 17, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLINETICS, INC.

	By:	/s/ James F. DeSocio
James F. DeSocio
President and Chief Executive Officer

Dated: September 20, 2018